AXP PARTNERS INTERNATIONAL SERIES, INC.

                          EXHIBIT INDEX

(a)      Articles of Incorporation.

(b)      By-laws.

(e)      Distribution Agreement between Registrant on behalf of AXP
         Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Corporation, dated May 10, 2001.

(g)      Custodian Agreement between Registrant on behalf of AXP
         Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Trust Company, dated May 10, 2001.

(h)(1) Administrative Services Agreement between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Corporation, dated May 10, 2001.

(h)(3) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Advisors Inc., dated May 10, 2001.

(m)(1) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Advisors Inc., dated May 10, 2001.

(m)(2) Plan and Agreement of Distribution For Class C Shares between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Advisors Inc., dated May 10, 2001.

(n)      Rule 18f-3 Plan, dated May 10, 2001.

(p)(3) Code of Ethics adopted under Rule 17j-1 by AXP Partners International Select Value Fund and Alliance Capital Management, L.P.

(p)(4) Code of Ethics adopted under Rule 17j-1 by AXP Partners International Aggressive Growth Fund and Liberty Wanger Asset Management, L.P

(p)(5) Code of Ethics adopted under Rule 17j-1 by AXP Partners International Aggressive Growth Fund and American Century Investment Management, Inc.

(q)(1) Directors' Power of Attorney to sign Amendments to Registration statement, dated May 9, 2001.

(q)(2) Officers' Power of Attorney to sign Amendments to Registration Statement, dated May 9, 2001.